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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 10, 2003
                                                         ----------------



                                      AMPLIDYNE, INC.
              ----------------------------------------------------
              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                       0-21931                22-3440510
     ----------------------------------------------------------------------
    (STATE OR OTHER               (COMMISSION             (IRS EMPLOYER
     JURISDICTION OF               FILE NUMBER)          IDENTIFICATION NO.)
      INCORPORATION)



           59 LAGRANGE STREET,  RARITAN  NEW JERSEY              08869
       -------------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (908) 253-6870
                                                           --------------


              ____________________________________________________
          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

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ITEM  5.        OTHER  EVENTS.
                --------------

     On January 10, 2003, Amplidyne, Inc. (the "Company") was notified by The Nasdaq Stock Market that its request to continue listing the Company's securities on The Nasdaq SmallCap Market was denied. Accordingly, the Company's securities were delisted from The Nasdaq SmallCap Market effective with the open of business on January 14, 2003. The Company's securities commenced trading on the OTC Bulletin Board on January 14, 2003 under the symbol AMPD.OB.



                                        2

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                                    SIGNATURE
                                    ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                           AMPLIDYNE,  INC.



                                           By: /s/Devendar  S.  Bains
                                               --------------------------------
                                           Name:  Devendar  S.  Bains
                                           Title: Chief  Executive  Officer

Dated:  January  22,  2003
                                        3
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